UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 3, 2005

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-08106	65-0829355
(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective January 3, 2005, MasTec, Inc (“the Company”) entered into an employment agreement with Gregory S. Floerke (the “Employment Agreement”). Mr. Floerke has been hired as the Company’s Chief Operations Officer. The Employment Agreement is for a term of two (2) years and provides that Mr. Floerke will receive an annual base salary of $300,000 and $350,000 for the first and second year of the term, respectively. Additionally, the Employment Agreement provides that Mr. Floerke may participate in the Company’s bonus plan for senior management. Upon execution of the agreement, Mr. Floerke received options to purchase forty thousand (40,000) shares of the Company’s common stock at an exercise price equal to the market price of the Company’s common stock on the date of execution of the Employment Agreement and which will vest in accordance with the terms of the Company’s Employee Stock Option Plan. The Employment Agreement is attached to this report on Form 8-K as Exhibit 10.29, and is incorporated by reference into this report.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described above, effective January 3, 2005, Mr. Floerke was appointed to the position of Chief Operations Officer of the Company. Mr. Floerke’s employment agreement is attached to this report on Form 8-K as Exhibit 10.29 and is incorporated herein by reference.

Mr. Floerke joined MasTec North America, Inc. in October 2003 as Senior Vice President, Field Operations. Mr. Floerke currently works with senior management across MasTec service lines to provide operational assistance in a number of areas. These areas include operational efficiency, organizational analysis, process development, cross-division synergies, and identification of new business opportunities.

Prior to joining MasTec, Mr. Floerke served in a number of senior management roles at Williams Communications (“WilTel”) from 1996 through 2002. Mr. Floerke’s most recent position at WilTel was Sr. Vice President & General Manager, Managed Services.

Mr. Floerke is a 1986 graduate of the Colorado School of Mines (B.S., Petroleum Engineering). He also successfully completed the Harvard Business School Program for Management Development in 2000.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following will be filed as an amendment to this report:

Exhibit Number	Description
10.29	Employment Agreement, dated January 3, 2005 between Gregory S. Floerke and MasTec, Inc.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2005

MASTEC, INC BY: /S/ Austin Shanfelter —————————————— Austin Shanfelter Chief Executive Officer MASTEC, INC

EXHIBIT INDEX

Exhibit Number	Description
10.29	Employment Agreement, dated January 3, 2005 Between Gregory S. Floerke and MasTec, Inc.